Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Amendment No. 1 to the Annual Report of Walgreens Boots Alliance, Inc., a Delaware corporation (the "Company"), on Form 10-K for the year ended August 31, 2023 as filed with the Securities and Exchange Commission (the "Report"), I, Manmohan Mahajan, Interim Global Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Manmohan Mahajan
Manmohan Mahajan
Interim Global Chief Financial Officer
Dated: November 22, 2023

A signed original of this written statement required by Section 906 has been provided to Walgreens Boots Alliance, Inc. and will be retained by Walgreens Boots Alliance, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.